                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                               September 30, 2002
                                 Date of report
                        (Date of earliest event reported)

                             Helmerich & Payne, Inc.
             (Exact name of Registrant as specified in its charter)

   Delaware                          1-4221                      73-0679879
  (State of                   (Commission File No.)            (IRS Employer
Incorporation)                                               Identification No.)

                          Utica at Twenty-First Street
                              Tulsa, Oklahoma 74114
          (Address of principal executive offices, including zip code)

                                 (918) 742-5531
              (Registrant's telephone number, including area code)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     On September 30, 2002, Helmerich & Payne, Inc., a Delaware corporation ("Helmerich & Payne"), distributed to its stockholders 26,591,321 shares of common stock, together with the associated preferred stock purchase rights, of its wholly-owned subsidiary Cimarex Energy Co., a Delaware corporation ("Cimarex"), representing all of the shares of Cimarex owned by Helmerich & Payne. As a result of the distribution, Helmerich & Payne and Cimarex are no longer affiliated entities.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (b) Pro Forma Financial Information

Introduction

The following unaudited pro forma consolidated condensed balance sheet and statements of income are based on the historical consolidated results of operations and financial condition of Helmerich & Payne and reflect the spinoff of its Oil and Gas Division as if the spinoff occurred on June 30, 2002 for purposes of the pro forma balance sheet and as of October 1, 2001 for purposes of the pro forma statements of income. The spinoff of Cimarex actually occurred on September 30, 2002, and therefore the actual consolidated financial statements of Helmerich & Payne will include the results of Cimarex until that date.

The following unaudited pro forma financial information of the Oil and Gas Division is based on its historical balances reflected within Helmerich & Payne's historical financial statements, which utilizes the successful efforts method of accounting for its oil and gas producing activities. In Cimarex's separate financial statements, Cimarex uses the full cost method of accounting for its oil and gas producing activities, and therefore such balances are not comparable to those of the Oil and Gas Division presented below. Also, general corporate overhead costs previously absorbed by the Oil and Gas Division are not reflected in the Oil and Gas Division pro forma financial information below, but such costs are presented as part of the pro forma Helmerich & Payne financial information.

The pro forma information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred if the spinoff had been consummated on the dates and in accordance with the assumptions described herein, nor is it necessarily indicative of future operating results or financial position.

You are urged to read the financial information below, along with Helmerich & Payne's publicly available historical consolidated financial statements and accompanying notes.

Pro Forma Condensed Consolidated Balance Sheet (Unaudited) as of June 30, 2002.....................     F-1
Pro Forma Condensed Consolidated Statement of Income (Unaudited) For the Nine-Month Period
   Ended June 30, 2002.............................................................................     F-2
Pro Forma Condensed Consolidated Statement of Income (Unaudited) For the 12-Month Period
   Ended September 30, 2001........................................................................     F-3

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       HELMERICH & PAYNE, INC.

                                       By: /s/ Steven R. Mackey
                                           -------------------------------------
                                           Name: Steven R. Mackey
                                           Title: Vice President, General
                                                  Counsel and Secretary

Dated: October 15, 2002

                      HELMERICH & PAYNE INC. & SUBSIDIARIES
                                 BALANCE SHEETS
                                  JUNE 30, 2002
                                   (Unaudited)

                                                                       Oil & Gas
                                                      Consolidated      Division         H&P, Inc.
                                                      ------------     -----------      -----------

ASSETS

Current assets
     Cash                                             $    48,200      $     3,183      $    45,017
     Accounts & notes receivable, less allowances
        of $2,605                                         122,267           29,273           92,994
     Inventories                                           26,964            4,182           22,782
     Other current assets                                  19,263            3,800           15,463
                                                      -----------      -----------      -----------
        Total current assets                              216,694           40,438          176,256
                                                      -----------      -----------      -----------

Investments                                               167,356                           167,356

Fixed assets, at cost
     Property, Plant and Equipment                      1,797,706          539,106        1,258,600
     Other fixed assets                                    90,213            8,658           81,555
                                                      -----------      -----------      -----------
                                                        1,887,919          547,764        1,340,155
     Accumulated depreciation                            (909,505)        (387,699)        (521,806)
                                                      -----------      -----------      -----------
       Net fixed assets                                   978,414          160,065          818,349
                                                      -----------      -----------      -----------
     Other assets                                          12,796            1,442           11,354
                                                      -----------      -----------      -----------
        TOTAL ASSETS                                  $ 1,375,260      $   201,945      $ 1,173,315
                                                      ===========      ===========      ===========

LIABILITIES AND OWNER'S EQUITY

Current liabilities
     Accounts payable                                 $    29,822      $     8,340      $    21,482
     Accrued liabilities                                   54,131           15,649           38,482
     Due to Helmerich & Payne, Inc.                            --            2,370           (2,370)
                                                      -----------      -----------      -----------
        Total current liabilities                          83,953           26,359           57,594
                                                      -----------      -----------      -----------

Noncurrent liabilities
     Long-term notes payable                               50,000                            50,000
     Deferred payables                                     24,784            1,520           23,264
     Deferred income taxes                                155,056           24,765          130,291
                                                      -----------      -----------      -----------
        Total noncurrent liabilities                      229,840           26,285          203,555
                                                      -----------      -----------      -----------

Owner's equity
     Capital Stock                                          5,353                             5,353
     Additional paid-in capital                            81,881                            81,881
     Retained earnings                                    986,559          149,301          837,258
     Unearned compensation                                   (713)                             (713)
     Accumulated other comprehensive income                36,453                            36,453
     Treasury stock                                       (48,066)                          (48,066)
                                                      -----------      -----------      -----------
        Total owner's equity                            1,061,467          149,301          912,166
                                                      -----------      -----------      -----------
        TOTAL LIABILITIES & OWNER'S EQUITY            $ 1,375,260      $   201,945      $ 1,173,315
                                                      ===========      ===========      ===========

                      HELMERICH & PAYNE INC. & SUBSIDIARIES
                        STATEMENT OF INCOME--FISCAL 2001
                         NINE MONTHS ENDED JUNE 30, 2002
                                   (Unaudited)

                                                            Oil & Gas
                                             Consolidated   Division      H&P, Inc.
                                             ------------   ---------     ---------
                                                          (in thousands)

REVENUES:
  Sales and other operating revenues          $ 486,668     $ 119,380     $ 367,288
  Income from investments                        28,522           159        28,363
                                              ---------     ---------     ---------
                                                515,190       119,539       395,651
                                              ---------     ---------     ---------

COSTS AND EXPENSES:
  Operating costs                               290,714        56,187       234,527
  Depreciation, depletion and amortization       74,614        30,836        43,778
  Dry holes and abandonments                     15,751        15,403           348
  Taxes, other than income taxes                 28,502         7,928        20,574
  General and administrative                     14,053           727        13,326
  Interest                                           32           223          (191)
                                              ---------     ---------     ---------
                                                423,666       111,304       312,362
                                              ---------     ---------     ---------

Operating income                                 91,524         8,235        83,289

Provision for income tax                         39,354         3,920        35,434

Equity in income of affiliates,
  net of income taxes                             2,524                       2,524
                                              ---------     ---------     ---------
NET INCOME                                    $  54,694     $   4,315     $  50,379
                                              =========     =========     =========

EARNINGS PER COMMON SHARE:
  BASIC                                       $    1.10                   $    1.01
  DILUTED                                     $    1.09                   $    1.00

AVERAGE COMMON SHARES OUTSTANDING:
  BASIC                                          49,793                      49,793
  DILUTED                                        50,306                      50,306

                      HELMERICH & PAYNE INC. & SUBSIDIARIES
                        STATEMENT OF INCOME--FISCAL 2001
                                   (Unaudited)

                                                             Oil & Gas
                                             Consolidated    Division       H&P, Inc.
                                             ------------    ---------      ---------
                                                           (in thousands)

REVENUES:
  Sales and other operating revenues          $ 816,262      $ 317,305      $ 498,957
  Income from investments                        10,592            275         10,317
                                              ---------      ---------      ---------
                                                826,854        317,580        509,274
                                              ---------      ---------      ---------

COSTS AND EXPENSES:
  Operating costs                               413,378        125,687        287,691
  Depreciation, depletion and amortization       87,309         38,274         49,035
  Dry holes and abandonments                     34,042         33,546            496
  Taxes, other than income taxes                 41,640         18,965         22,675
  General and administrative                     15,415            732         14,683
  Interest                                          (32)        (1,509)         1,477
                                              ---------      ---------      ---------
                                                591,752        215,695        376,057
                                              ---------      ---------      ---------

Operating income                                235,102        101,885        133,217

Provision for income tax                         93,027         37,382         55,645

Equity in income of affiliates,
  net on income taxes                             2,179                         2,179
                                              ---------      ---------      ---------
NET INCOME                                    $ 144,254      $  64,503      $  79,751
                                              =========      =========      =========

EARNINGS PER COMMON SHARE:
  BASIC                                       $    2.88                     $    1.59
  DILUTED                                     $    2.84                     $    1.57

AVERAGE COMMON SHARES OUTSTANDING:
  BASIC                                          50,096                        50,096
  DILUTED                                        50,772                        50,772